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Exhibit 23.1

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 18, 1994, included in Bio-Rad
Laboratories, Inc.'s Form 10-K for the year ended December
31,1993.



/s/ Arthur Andersen & Co.

ARTHUR ANDERSEN & CO.

San Francisco, California,
  April 28, 1994




                                8.